Exhibit 4.3

COMMON STOCK	COMMON STOCK

Certificate		Shares
Number		* * 600620* * * * * *
ZQ 000234		* * * 600620* * * * *
* * * * 600620* * * *
BIOSANTE PHARMACEUTICALS, INC.		* * * * * 600620* * *
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		* * * * * * 600620* *

MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE

** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander   Davi d Sam

THIS CERTIFIES THAT		CUSIP	09065V 20 3

* * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY* * *

** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares* 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620**Sh 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620**Sha00620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620**Shar0620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620 **Shares **** 600620**** Sh

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

BIOSANTE PHARMACEUTICALS, INC., transferable only on the books of the Corporation in person or by attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation. The Corporation will furnish to a shareholder on demand and without charge, a full copy of the text of the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series and the authority of the Board of Directors to determine variations for future series.

In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers.

/s/ Stephen M. Simes	DATED	<<Month Day, Year>>
President & Chief Executive Officer
COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR,
/s/ Phillip B Donenberg
By
Chief Financial Officer, Treasurer & Secretary	AUTHORIZED SIGNATURE

[SEAL]

SECURITY INSTRUCTIONS ON REVERSE
14969

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

				Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

				Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20	Signature:

Signature(s) Guaranteed:

BY:		Signature:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

			Notice:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SHARES OF THE COMPANY ARE SUBJECT TO CERTAIN DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS AS SET FORTH IN THE COMPANY’S CERTIFICATE OF INCORPORATION, AS FILED WITH THE DELAWARE SECRETARY OF STATE, AS AMENDED FROM TIME TO TIME. THE COMPANY WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST MADE TO THE SECRETARY OF THE COMPANY AND WITHOUT CHARGE A FULL STATEMENT (A) OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, INSOFAR AS THE SAME HAVE BEEN DETERMINED AND (B) OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.